SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------
                                 CURRENT REPORT




     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported) August 19, 2004



COMMISSION FILE NUMBER:  1-5555


                            WELLCO ENTERPRISES, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)


NORTH CAROLINA                                       56-0769274
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(State of Incorporation)                 ( I.R.S. Employer Identification No.)





            150 Westwood Circle, P.O. Box 188, Waynesville, NC 28786
                     (Address of Principal Executive Office)


Registrant's telephone number, including area code 828-456-3545
                                                   ------------





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ITEM 5.  Other Events

On August 19, 2004, Wellco Enterprises, Inc. issued a press release announcing the declaration of a cash dividend. A copy of this press release is attached hereto as Exhibit 99(a).


Exhibit Index

99(a) Press release, dated: August 19, 2004, issued by Wellco Enterprises, Inc.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WELLCO ENTERPRISES, INC.

 /s/ David Lutz
------------------------------------
 David Lutz
 President - Chief Executive Officer


Dated: August 19, 2004




                                                                  Exhibit 99(a)

WELLCO ENTERPRISES, INC. ANNOUNCES CASH DIVIDEND
------------------------------------------------

Waynesville, North Carolina, August 19, 2004--Wellco Enterprises, Inc. (AMEX-WLC) today announced that at a meeting of its Board of Directors on August 17, 2004, a cash dividend of fifteen (15(cent)) cents per share will be paid on September 24, 2004 to stockholders of record at the close of business on September 3, 2004.


Contact:
Wellco Enterprises, Inc.
Waynesville, North Carolina
David Lutz, Chief Executive Officer and President
Phone: 828-456-3545, extension 102


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